UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 15, 2025

Farmers & Merchants Bancorp
(Exact name of registrant as specified in its charter)

Delaware	000-26099	94-3327828
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 West Pine Street, Lodi, California	95240
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (209) 367-2300

Former name or former address, if changed since last report
Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of Farmers & Merchants Bancorp (the “Company”) appointed Deborah Skinner to serve as a director of the Company effective January 15, 2025. Ms. Skinner, who served as Executive Vice President and Chief Administrative Officer of the Company for 24 years until her retirement on December 31, 2024, fills the vacancy on the Board of Directors resulting from the previously announced resignation of Calvin (“Kelly”) Suess.

The Company uses Nasdaq’s current listing rules to determine whether a director is “independent”. Since Ms. Skinner was, during the past three years, employed by the Company, the Board of Directors determined that she is not “independent” (as that term is defined by Nasdaq Rule 5605(a)(2)).

Ms. Skinner will participate in the Company's compensation program for non-employee directors. Ms. Skinner was not selected pursuant to any arrangements or understandings other than with the directors of the Company acting within their capacity as such, there are no family relationships among Ms. Skinner and executive officers of the Company, and there are no transactions or proposed transactions to which the Company is a party, or intended to be a party, in which Ms. Skinner has, or will have, a material interest subject to disclosure under Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

On January 16, 2025, the Company issued a press release announcing that Deborah Skinner was appointed to the Board of Directors of the Company, effective January 15, 2025. A copy of the Company's press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibit	The following exhibit is furnished with this Form 8-K.

Exhibit No.	Description

99.1	Press release, dated January 16, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMERS & MERCHANTS BANCORP

	By	/s/ Bart R. Olson

Bart R. Olson
Executive Vice President
& Chief Financial Officer
Date: January 16, 2025